UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 24, 2008
ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28440 (Commission File Number)	68-0328265 (I.R.S. Employer Identification No.)

11 Studebaker, Irvine, CA (Address of principal executive offices)		92618 (Zip Code)
Registrant’s telephone number, including area code: (949) 595-7200
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On April 24, 2008, Endologix, Inc. issued a press release to report its financial results for the quarter ending March 31, 2008. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
     On April 24, 2008, Endologix, Inc. held a conference call with analysts and investors, the transcript of which is furnished as Exhibit 99.2 and is incorporated herein by reference.
     The information in this Current Report on Form 8-K, including Exhibit 99.1 and 99.2, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated April 24, 2008.

99.2	Transcript of Conference Call held on April 24, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.
April 28, 2008	/s/ Robert J. Krist
Robert J. Krist
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated April 24, 2008.

99.2	Transcript of Conference Call held on April 24, 2008.